Consolidated Statements of Operations and Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Revenue	$ 80,998	$ 60,323
Operating expenses:
Cost of revenue	112,910	71,872
Operations and technology	92,017	65,804
General and administrative	57,915	34,274
Total operating expenses	262,842	171,950
Loss from operations	(181,844)	(111,627)
Loss on convertible loans	(27,338)	(42,907)
Interest expense	(8,522)	(2,003)
Interest income	6	276
Other expense, net	(2,993)	(1,426)
Loss before provision for income taxes	(220,691)	(157,687)
Provision/(benefit) for income taxes	(82)	97
Net loss	(220,609)	(157,784)
Other comprehensive loss, net of tax
Cumulative translation adjustment	(160)	695
Total comprehensive loss	$ (220,769)	$ (157,089)
Net loss per share, basic and diluted	$ (4.65)	$ (7.40)
Weighted average shares used in computing net loss per share, basic and diluted	47,449,095	21,311,844